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                                                                   EXHIBIT 10.32




                             GREYHOUND LINES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         (JANUARY 1, 1994 RESTATEMENT)
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                             GREYHOUND LINES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         (JANUARY 1, 1994 RESTATEMENT)

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
Article I.    Establishment and Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.1  Establishment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2  Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Article II.   Definitions and Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         2.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         2.2  Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Article III.  Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         3.1  Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.2  Duration of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Article IV.   Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         4.1  Determination of Vested Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Article V.    Benefits Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         5.1  Termination Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.2  Form and Timing of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.3  Disability Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.4  Pre-Retirement Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.5  Termination for Cause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.6  Non-compete . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         5.7  Change in Control Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Article VI.   Amount of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

         6.1  Calculation of Plan Benefit Credits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         6.2  Prior Plan Account Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         6.3  Investment Earnings Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

Article VII.  Administration of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         7.1  Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         7.2  Compensation and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         7.3  Rules; Claims Review Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         7.4  Finality of Determinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.5  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Article VIII. Trust Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

         8.1  Trust Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9





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
Article IX.    Amendment; Termination; Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         9.1   Amendment and Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         9.2   Merger, Consolidation, or Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Article X.     General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         10.1  Nonalienation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         10.2  Incompetency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         10.3  Effect of Mistake  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         10.4  Effect on other Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         10.5  Plan Not an Employment Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         10.6  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         10.7  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Signatures        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

APPENDIX A  Initial Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

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                                       1





                             GREYHOUND LINES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         (January 1, 1994 Restatement)

                     ARTICLE I.  ESTABLISHMENT AND PURPOSE


         1.1 Establishment. Effective January 1, 1993, Greyhound Lines, Inc. ("Sponsor") established the Greyhound Lines, Inc. Supplemental Executive Retirement Plan (the "Prior Plan"). Effective January 1, 1994 with respect to individuals who were Employees on or after February 1, 1995, the Sponsor hereby restates the Prior Plan in its entirety, to provide as set forth herein (as herein restated, hereafter referred to as the "Plan"). The restated Plan as embodied herein shall not apply to any individual who was a participant in the Prior Plan and whose employment with the Sponsor terminated prior to February 1, 1995; instead, the benefit, if any, payable to such an individual shall be determined under the provisions of the Prior Plan.

         1.2 Purpose. The purpose of the Plan is to provide unfunded deferred compensation benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.


                   ARTICLE II.  DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in the Plan, the following words and phrases shall have the meanings set forth below unless a different meaning is plainly required by the context.

                 (a) "Accounts" shall mean the separate accounts maintained to record the contributions and earnings credits of Participants under the Plan. The following terms designate the Accounts under the Plan and are defined as provided below in this Section 2.1.

                          (i)  "Employer Contribution Account" shall mean the
separate bookkeeping account of a Participant consisting of credits to reflect the Employer Contributions credited by the Employer pursuant to Section 6.1.

                          (ii) "Prior Plan Account" shall mean the separate
bookkeeping account of a Participant reflecting credit for the accrued benefit under the Prior Plan, together with income, gains and losses allocated thereto and less distributions made therefrom.

                 (b) "Annual Base Salary" shall mean a Participant's base salary actually earned by a Participant for services performed for the Sponsor or its affiliates for a calendar year. Base salary shall include any amounts excluded from gross income of an Employee under Code Sections 125, 401(k), 402(a) (8), or 402(h). Base salary will not include bonuses, incentives, fringe benefits or other perquisites.

                 (c) "Beneficiary" or "Beneficiaries" means the person or persons to whom a benefit is payable following the death of the Participant pursuant to Section 5.4. Such person (including a trust or an estate) shall be designated by the Participant, who may name contingent or successive Beneficiaries. Each designation will revoke all prior designations by the Participant. All designations shall be made in the form and manner prescribed by the Committee. If no Beneficiary is designated or if no Beneficiary survives the Participant, the death benefit shall be paid to the Participant's surviving spouse. If the Participant is not survived by a spouse, the death benefit shall be paid to the Participant's estate.

                 (d) "Board of Directors" means the Board of Directors of the Sponsor.

                 (e) "Change in Control" means (i) the acquisition by any person (defined for the purposes of this Section to mean any person within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder as from time to time amended (the "Exchange Act"), other than the Sponsor or an employee benefit plan created by the Board of Directors for the benefit of Employees of the Sponsor, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange Act) of securities issued by the Sponsor having 30% or more of the voting power of all the voting securities issued by the Sponsor in the election of directors at the next meeting of the holders of voting securities to be held for such purpose; (ii) the election of a majority of the directors elected at any meeting of the holders of voting securities of the Sponsor who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (iii) the approval by the stockholders of the Sponsor of the merger or consolidation with another person, other than a merger or consolidation in which the holders of the Sponsor's voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (iv) the approval by the stockholders of the Sponsor of a transfer of substantially all of the assets of the Sponsor to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by the Sponsor or by the holders of the Sponsor's voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

                 (f) "Committee" means the Compensation Committee of the Board of Directors, or such other committee as the Board of Directors shall appoint to administer the Plan.

                 (g) "Employee" means a person who is employed by the Sponsor, its affiliates or subsidiaries.

                 (h)      "Normal Retirement Age" means age 60.

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                 (i)      "Participant" means an Employee who has been
designated as a Participant under the Plan by the Committee.

                 (j) "Plan" means the Greyhound Lines, Inc. Supplemental Executive Retirement Plan, as restated effective January 1, 1994 with respect to individuals who were Employees on or after February 1, 1995 and as set forth herein, and as it may be amended from time to time.

                 (k)      "Plan Year" means the calendar year.

                 (l) "Service" means an Employee's employment with the Sponsor or its affiliates or subsidiaries, measured in completed months from his Service Start Date.

                 (m) "Service Start Date" means a Participant's date of hire or other date established by the Committee as the start date for computing a Participant's Service. Each Participant's Service Start date shall be reflected in Appendix A.

                 (n) "Sponsor" means Greyhound Lines, Inc. or any successor thereto.

                 (o) "Trust" means one or more trusts which may be established by the Sponsor for the purpose of meeting its obligations under the Plan, but subject to the claims of general creditors of the Sponsor upon the Sponsor's bankruptcy or insolvency.

                 (p) "Trust Agreement" means any agreement in the nature of a trust (or in the nature of a custodial agreement) between the Sponsor and the Trustee that may be established to form part of the Plan to receive, hold, invest, and dispose of Trust assets.

                 (q) "Trustee" means the individuals or entity acting as trustee or custodian under any Trust Agreement at any time of reference. Where there is more than one Trustee serving at any time, the term "Trustee" shall mean all such Trustees. The Trustee shall be a fiduciary under the Trust Agreement.

                 (r) "Valuation Date" shall mean the last day of each calendar quarter.

                 (s) "Year of Service" means 12 months of Service, whether or not consecutive.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural.

                          ARTICLE III.  PARTICIPATION

         3.1 Participants. Participation in the Plan shall be extended to such executives and other key management Employees as the Committee, in its discretion, shall designate from time to time. The initial Participants in this Plan, and their applicable Service Start Dates are set forth in Appendix A hereto. The Committee shall designate, in writing, any other Employees who are to become Participants in the Plan, and Appendix A shall be amended to reflect the participation and Service Start Date of any such participants. The Committee shall have the power to terminate future accrual of additional Plan benefit credits; provided, however, that except as provided in Sections 5.5 and 5.6, no such termination of future benefit credits shall reduce the amount already credited to a Participant; and provided further, that except in cases where the provisions of Section 5.5 or 5.6 apply, a Participant whose future benefit credit accrual is terminated shall continue to earn Years of Service as long as he continues to be an Employee.

         3.2 Duration of Participation. Each Participant shall continue as a Participant under the Plan until the final payment is made under the Plan.


                              ARTICLE IV.  VESTING

         4.1 Determination of Vested Percentage. A Participant shall have a vested interest in his Account under the Plan in accordance with the following schedule:

                   Years of Service                       Vested Percentage
                   ----------------                       -----------------
                      less than 5                                  0%
                        5 or more                                100%

Notwithstanding the foregoing, a Participant who is actively employed by the Sponsor, an affiliate or subsidiary shall have a fully-vested interest in his Account upon the earlier of (i) attainment of Normal Retirement Age while actively employed by the Sponsor, an affiliate or a subsidiary, (ii) qualification for a Disability Benefit as described in Section 5.3 of the Plan,
(iii) qualification for a Pre-Retirement Death Benefit as described in Section
5.4 of the Plan, (iv) entitlement to a Change in Control benefit pursuant to
Section 5.7, or (v) satisfaction prior to February, 1995 of the vesting requirements under the Prior Plan. Subject to Sections 5.5 and 5.6 of the Plan, once a Participant satisfies the vesting requirements of the Plan or the Prior Plan, he shall always be considered vested under the Plan.

                        ARTICLE V.  BENEFITS ELIGIBILITY

         5.1     Termination Benefit.  Subject to the provisions of Sections
5.5 and 5.6 of the Plan, a Participant shall be entitled to the payment of a benefit equal to the vested portion of his Account balance if his employment with the Sponsor and its affiliates and subsidiaries is terminated, whether voluntarily or involuntarily. Subject to the provisions of Sections 5.3, 5.4 and 5.7, if a Participant's employment with the Sponsor or an affiliate or subsidiary is terminated prior to the Participant becoming vested in his Plan Account, no benefits shall be payable under the Plan.

         5.2 Form and Timing of Payment. All payments of benefits pursuant to the Plan will made in the form of a single lump sum within 60 days following entitlement to benefit payments under the Plan. The value of a Participant's Account shall be determined as of the Valuation Date immediately preceding payment to the Participant. In the event a Participant dies after becoming entitled to a Termination Benefit described in Section 5.1 but before such benefit is paid to him, such benefit shall be paid to his Beneficiary.

         5.3 Disability Benefit. A Participant who becomes disabled while actively employed by the Sponsor, an affiliate or a subsidiary shall receive a distribution of his Account balance. For purposes of this Section 5.3, a Participant shall be considered to be disabled if the Committee determines that the Participant suffers from a condition, due to injury or sickness, that prevents the Participant from performing each of the material duties of the Participant's regular occupation.

         5.4 Pre-Retirement Death Benefit. If a Participant dies before a payment of benefits has been made under the Plan and while he is actively employed by the Sponsor or an affiliate or subsidiary, his Account balance shall be paid to his Beneficiary.

         5.5 Termination for Cause. Notwithstanding any other provision of this Plan, if the Committee determines that the Participant engaged in any act of fraud or dishonesty against the Sponsor or its affiliates or subsidiaries which, in the opinion of the Committee, would constitute a felony involving a breach of trust (such as theft or embezzlement) under the Federal law or the laws of the State of Texas, or which, in the opinion of the Committee, is injurious to the business or financial condition of the Sponsor, then all rights which the Participant or his Beneficiaries have under this Plan, other than a right to Change in Control Benefits under Section 5.7, shall be forfeited, and any liability of the Sponsor for payment of benefits hereunder shall terminate.

         5.6 Non-compete. Notwithstanding any other provision of this Plan, if the Participant enters into a business or employment which the Committee in its sole discretion determines to be detrimentally competitive to the Sponsor's (or an affiliate's or a subsidiary's) business or substantially injurious to the Sponsor's (or an affiliate's or a subsidiary's) financial interests, then all rights which the Participant or his Beneficiaries have under this Plan, other than a right to Change in Control Benefits under Sections 5.7, shall be forfeited and any liability of the Sponsor for payment of benefits hereunder shall terminate.

         5.7 Change in Control Benefits. Following a Change in Control, as defined in Section 2.1 (e) of the Plan, a Participant whose benefits under the Plan have not commenced as of the date of the Change in Control shall be entitled to a fully vested and non-forfeitable

Change in Control Benefit if (i) the Participant's employment with the Sponsor or its affiliates or subsidiaries is terminated involuntarily within the two year period following the Change in Control, or (ii) the Participant's professional duties or authority are substantially diminished (other than at the Participant's request) within the two year period following the Change in Control, or (iii) the Participant's total available compensation payable by the Sponsor and its affiliates or subsidiaries to the Participant is reduced (other than with the written consent of the Participant) within the two year period following the Change in Control and the Participant at any time thereafter (either before or after the expiration of such two year period) terminates employment (either voluntarily or involuntarily) with the Sponsor and its affiliates. For purposes of (iii) above, a Participant's total available compensation shall be considered to have been reduced if:

                 (a) the Participant's total available monthly compensation falls below the level which was available to the Participant during the last full calendar month immediately preceding the Change in Control; provided, however, that (A) any previously deferred compensation that was available for payment to the Participant during such calendar month shall be disregarded, and provided further that (B) any bonus or other extraordinary item of compensation that was available for payment to the Participant during such calendar month shall be disregarded; or

                 (b) the Participant's total compensation (exclusive of previously deferred compensation but inclusive of bonuses and other extraordinary items of income) available for payment to the Participant during the twelve month period immediately following the Change in Control is less than such compensation (exclusive of previously deferred compensation but inclusive of bonuses and other extraordinary items of income) available for payment to the Participant during the twelve month period immediately preceding the Change in Control.

         The amount of the Change in Control Benefit shall equal an amount determined under Sections 6.1 and 6.2 of the Plan, as of the date of the Change in Control. A Participant who becomes entitled to a Change in Control Benefit shall be entitled to receive payment of such benefit following termination of employment with the Sponsor and its affiliates and subsidiaries. Such payment shall be made in accordance with Section 5.2.

         To the extent a Participant continues in employment with the Sponsor or its affiliates following a Change in Control and subsequently becomes entitled to a benefit under the provisions of the Plan other than this Section 5.7, such Participant shall be entitled to the benefit which produces the greatest benefit at the Participant's actual retirement or other separation from service.


                        ARTICLE VI.  AMOUNT OF BENEFITS

         6.1 Calculation of Plan Benefit Credits. The annual amount credited to the Employer Contribution Account of a Participant as of the last day of each Plan Year shall equal the Participant's Annual Base Salary for such Plan Year multiplied by a percentage, which percentage shall be:

         (a) 20 percent in the case of the President and Chief Executive Officer, Chief Financial Officer, or Chief Operating Officer of the Sponsor;

         (b) 20 percent for the individuals who, as of January 1, 1995, held the positions of Senior Vice President Operations, Vice President Customer Satisfaction, and Vice President Network Operations of the Sponsor, but only for so long as such individuals hold these specifically enumerated positions with the Sponsor; and

         (c)     10 percent for all other Participants.

Notwithstanding the foregoing, prior to the beginning of each Plan Year, the Committee may establish in writing minimum levels of financial or operating performance that must be achieved for the Plan Year if a Participant is to be credited with an amount for such Plan Year.

         6.2 Prior Plan Account Benefit. In addition to the benefit credits described in Section 6.1, the amount credited to the Prior Plan Account of a Participant shall equal:

         (a) For a Participant in the Prior Plan who satisfied the requirements under the Prior Plan for a vested benefit, an amount equal to the greater of (i) the net present value as of December 31, 1994 of the benefit accrued under the Prior Plan, or (ii) the amount that would be credited to such Participant's Account under the provisions of Section 6.1 of this Plan, taking into account Annual Base Salary from the effective date of commencement of Participation in the Prior Plan until December 31, 1994; and

         (b) For a Participant who was a Participant in the Prior Plan but who failed to satisfy the requirements under the Prior Plan for a vested benefit on or prior to December 31, 1994, an amount equal to the amount that would be credited to such Participant's Account under the provisions of Section 6.1 of this Plan, taking into account Annual Base Salary from the effective date of commencement of Participation in the Prior Plan until December 31, 1994.

         6.3 Investment Earnings Credit. In the event that a Trust is established to assist the Sponsor in meeting its obligations to pay benefits under the Plan, Accounts will be credited with an allocable portion of earnings or losses of such Trust as of each Valuation Date. If or to the extent amounts accrued as benefit credits under the Plan are not set aside in a Trust, Accounts shall be credited as of each Valuation Date with an amount representing an investment return rate on 10-year Treasury notes determined as of the Valuation Date, or such other rate as is determined from time to time by the Sponsor.


                    ARTICLE VII.  ADMINISTRATION OF THE PLAN

         7.1 Administration. The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present, or acts approved in writing by a majority of the members without a meeting, shall be the acts of the Committee. The Committee shall have that authority which is expressly stated in the Plan as vested in the Committee, and authority to make rules to administer and interpret the Plan to decide questions arising under the Plan, and to take such other action as may be appropriate to carry out the purposes of the Plan.

         7.2     Compensation and Expenses.

                 (a) Compensation. No additional compensation shall be paid to a member of the Committee for service on the Committee. Any member of the Committee may receive reimbursement by the Sponsor of expenses properly and actually incurred.

                 (b) Expenses. All expenses of the Committee shall be paid by the Sponsor. Such expenses shall include any expenses incident to the functioning of the Committee, including but not limited to, fees of actuaries, accountants, counsel, and other specialists, and other costs of administering the Plan.

         7.3     Rules; Claims Review Procedures.

                 (a) General. The Committee shall adopt and establish such rules and regulations with respect to the administration of the Plan as it deems necessary and appropriate. The Committee shall also prescribe such administrative forms as it deems necessary to carry out the provisions of the Plan. All determinations with respect to a Participant's right to any benefit under the Plan shall be made by the Committee.

                 (b) Denial of Claim. If a claim for benefits is wholly or partially denied, the claimant shall be given notice in writing of the denial within a reasonable time after the receipt of the claim, but not later the 90 days after the receipt of the claim. However if special circumstances require an extension, written notice of the extension shall be furnished to the claimant before the termination of the 90 day period. In no event shall the extension exceed a period of 90 days after the expiration of the initial 90 day period. The notice of the denial shall contain the following information:

                          (1) the specific reasons for the denial,

                          (2) specific reference to pertinent Plan provisions
on which the denial is based,

                          (3) a description of any additional material or
information necessary for the claimant to perfect his claim and an explanation of why such material or Information is necessary.

                          (4) an explanation that a full and fair review by the
Committee of the denial may be requested by the claimant or his authorized representative by filing a written request for a review with the Committee within 60 days after the notice of the denial is received, and

                          (5) if a request for review is filed, the claimant or
his authorized representative may review pertinent documents and submit issues and comments in writing within the 60- day period described in paragraph (4) above.

                 (c) Decision after review. The decision of the Committee with the respect of the review of the denial shall be made promptly, but not later than 60 days after the Committee receives the request for review. However, if special circumstances require an extension of time, a decision shall be rendered not later than 120 days after the receipt of the request for review. A written notice of the extension shall be furnished to the claimant prior to the expiration of the initial 60-day period. The claimant shall be given a copy of the decision, which shall state, in a manner calculated to be understood by the claimant, the specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

         7.4 Finality of Determinations. Subject to Section 7.3, all determinations of the Committee as to any matter arising under the Plan, including questions of construction and interpretation shall be final, binding and conclusive upon all interested parties.

         7.5 Indemnification. To the extent permitted by law and the Sponsor's by-laws, the members of the Committee, its agents, and the officers, directors and employees of the Sponsor shall be indemnified and held harmless by the Sponsor against and from any and all loss, cost, liability, or expense that may be imposed upon or may be reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement (with the Sponsor's written approval) or paid by them in satisfaction of a judgment in any such action, suit or preceding. The foregoing provision shall not be applicable to any person if the loss, cost liability or expense is due to such person's willful misconduct.


                         ARTICLE VIII.  TRUST PAYMENTS

         8.1     Trust Payments.

                 (a) General. Any obligation of the Sponsor to pay benefits hereunder shall be an unsecured promise and any right to enforce such obligation shall be solely as a general creditor of the Sponsor. For the convenience and benefit of the Sponsor and to the extent not inconsistent with the foregoing sentence, the Sponsor may establish one or more irrevocable trusts to hold assets to meet its obligations under the Plan to Participants. However, in the event of a Change in Control as defined in Section 2.1(e) of the Plan, the Sponsor shall immediately transfer such amounts to a Trust as are necessary to pay all Plan benefits, and shall continue to transfer such additional amounts as become necessary to pay Plan benefits following the Change in Control.

                 (b) Trust Assets. The property comprising the assets of a Trust established under subsection (a) shall, at all times, remain the property of the Trust. The Trustee shall distribute the assets comprising the Trust in accordance with the provisions of the Plan and Trust as instructed by the Committee, but in no event shall the Trustee distribute the assets of the Trust to or for the benefit of the Sponsor, except as provided in the Trust in the case of insolvency or bankruptcy of the Sponsor or after the satisfaction of all the Sponsor's obligations under the Plan to the Participants.

                  ARTICLE IX.  AMENDMENT; TERMINATION; MERGER

         9.1 Amendment and Termination. The Board of Directors or the Committee acting on behalf of such Board, may amend, modify or terminate the Plan at any time and in any manner; provided, however that, that no such amendment, modification or termination shall, without the express written consent of each affected Participant, eliminate, reduce or adversely affect the form or timing of payment of any benefit which the Participant (or a Beneficiary) was entitled to receive under the provisions of the Plan immediately prior to the date of the amendment or termination. Any such protected benefit shall continue to be an obligation of the Sponsor and shall be paid as scheduled. Notwithstanding the provisions of Section 4.1, the Account of a Participant shall become fully vested upon the termination of the Plan.

         9.2 Merger, Consolidation, or Acquisition. In the event of a merger, consolidation or acquisition where the Sponsor is not the surviving corporation (and a Change in Control has not occurred), if the successor or acquiring corporation elects to terminate the Plan, the provisions of Section
9.1 relating to Plan termination shall be applicable. In the event of a merger, consolidation or acquisition that results in a Change in Control, the provisions of Section 5.7 shall be applicable.


                         ARTICLE X.  GENERAL PROVISIONS

         10.1 Nonalienation. Neither the Participant nor his Beneficiary may sell, assign, pledge, transfer, or otherwise convey the right to receive any payments under, or interest in, this Plan.

         10.2 Incompetency. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice, in a form and manner acceptable to it, that such person is incompetent. In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments shall be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

         10.3 Effect of Mistake. In the event of a mistake or misstatement as to the eligibility or compensation or participation of a Participant, or the amount of benefit payments made or to be made to or with respect to a Participant, the Committee shall cause an adjustment to be made so as to correct such mistake and provide for the correct amount of benefit payments with respect to such Participant, to the extent allowed by law.

         10.4 Effect on other Plans. Amounts accrued or paid under the Plan shall not be considered as part of a Participant's compensation for the purpose of any other benefit plan maintained by the Sponsor.

         10.5 Plan Not an Employment Contract. The Plan is not an employment contract. It does not give to any person the right to be continued in employment, and all Employees remain subject to change of salary, transfer, change of job, discipline, layoff, discharge or any other change of employment status.

         10.6 Severability. In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Sponsor shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

         10.7 Applicable Law. The Plan shall be governed and construed in accordance with the laws of the State of Texas, except to the extent such laws are preempted by an applicable Federal law.

         IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed by its duly authorized officers effective as of January 1, 1994 with respect to individuals who were Employees on or after January 1, 1995.


                                        GREYHOUND LINES, INC.


                                        By: /s/ CRAIG LENTZSCH
                                           ------------------------------------

                                        Title:
                                              ---------------------------------

ATTEST:

By:
   --------------------------------------

Title:
      -----------------------------------

                                   APPENDIX A
                     INITIAL PARTICIPANTS FOR REVISED PLAN
                           EFFECTIVE JANUARY 1, 1994


The Employees listed below have been designated by the Board of Directors as the initial Participant's under the revised SERP Plan as of January 1, 1994:


===================================================================================
                                 SERVICE                       COMPANY CONTRIBUTION
     PARTICIPANT NAME          START DATE      CONTRIBUTION       EFFECTIVE DATE
-----------------------------------------------------------------------------------
  Craig Lentzsch                  2/7/80           20%                11/15/94
-----------------------------------------------------------------------------------
  Floyd Holland                 11/25/58           20%                  1/1/94
-----------------------------------------------------------------------------------
  Ralph Borland                  6/18/72           20%                  1/1/94
-----------------------------------------------------------------------------------
  John Taylor                   12/27/88           20%                  1/1/94
-----------------------------------------------------------------------------------
  Brad Harslem                   12/6/93           10%                  1/1/94
-----------------------------------------------------------------------------------
  Stuart Robinson               11/15/94           10%                11/15/94
-----------------------------------------------------------------------------------
  Martha Smither                 5/16/94           10%                 5/16/94
-----------------------------------------------------------------------------------
  Mark Southerst                  7/1/88           10%                 1/24/95
-----------------------------------------------------------------------------------
  Dan Weston                      2/1/94           10%                  2/1/94
===================================================================================